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                                                                   EXHIBIT 10.12


SILICON VALLEY BANK

STANDBY L/C NO.  SVB96IS0468                       DATE:  DECEMBER 10, 1996

        BENEFICIARY:  EQUITABLE LIFE ASSURANCE SOCIETY OF
                      THE UNITED STATES
                      1875 EYE STREET NW
                      WASHINGTON, DC 20006

        APPLICANT:    VISUAL NETWORKS, INC.
                      2092 GAITHER ROAD
                      ROCKVILLE, MD 20850

        AMOUNT:       USD 230,000.00
                      (TWO HUNDRED THIRTY THOUSAND U.S. DOLLARS)

        EXPIRY DATE:  NOVEMBER 25, 1997

        LOCATION:     AT OUR COUNTER IN SANTA CLARA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB96IS0468 IN YOUR FAVOR.

AVAILABLE BY PAYMENT WITH SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INTERNATIONAL DEPT. OF BENEFICIARY'S DRAFT AT SIGHT DRAWN ON US, AND ACCOMPANIED BY THE FOLLOWING:

1.     THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT IF ANY.

2.     BENEFICIARY'S NOTARIZED STATEMENT BY ITS AUTHORIZED REPRESENTATIVE
       STATING:

       (I) BENEFICIARY HAS THE RIGHT TO DRAW ON THE LETTER OF CREDIT UNDER THE TERMS OF THE LEASE AGREEMENT BETWEEN EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES AND VISUAL NETWORKS, INC., DATED NOVEMBER 25, 1996 AND

       (II) A DESCRIPTION OF THE EVENT OR CIRCUMSTANCE PURSUANT TO WHICH IT IS ENTITLED TO DRAW ON THE LETTER OF CREDIT.

SPECIAL INSTRUCTIONS:

1. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT WILL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO SUCH EXPIRY DATE WE


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       NOTIFY YOU IN WRITING AT THE ABOVE ADDRESS BY OVERNIGHT/EXPRESS MAIL THAT
       WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. HOWEVER, IN NO EVENT THIS LETTER OF CREDIT WILL BE AUTOMATICALLY EXTENDED BEYOND ITS FINAL EXPIRY DATE OF JANUARY 25, 2002.

ALL DOCUMENTS INCLUDING DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS
CREDIT.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT FOR OUR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT(S).

DOCUMENTS MUST BE SENT TO US VIA OVERNIGHT COURIER (I.E. FEDERAL EXPRESS, UPS, DHL OR ANY OTHER EXPRESS COURIER) AT OUR ADDRESS: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054 ATTN: INTERNATIONAL DIVISION.

WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AND NEGOTIATED IN CONFORMANCE WITH THE TERMS AND CONDITIONS OF THE SUBJECT CREDIT WILL BE DULY HONORED ON PRESENTATION.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.


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